Exhibit 99.1

Instructure Announces Second Quarter 2023 Financial Results

Second Quarter GAAP Revenue of $131.1 Million Grows 14.4% Year Over Year

Salt Lake City, UT (July 31, 2023)—Instructure Holdings, Inc. (Instructure) (NYSE: INST), the makers of the Canvas Learning Management System, today announced financial results for the second quarter ended June 30, 2023.

“Our second quarter results were solid with double-digit top line growth, best-in-class margin performance, and strong free cash flow generation,” said Steve Daly, Instructure CEO. “Our teams continue to drive that performance with their dedication to our customers and the innovative products and services we deliver across our expanding platform. We’re as optimistic as ever about our outlook for sustained growth and profitability.”

Financial Highlights:

●
GAAP Revenue of $131.1 million, an increase of 14.4% year over year
●
Operating loss of $2.1 million, an improvement of $4.6 million compared with a loss of $6.6 million in the second quarter of 2022
●
Non-GAAP operating income* of $50.2 million, or 38.3% of revenue, up $11.5 million from the second quarter of 2022
●
GAAP net loss of $11.0 million, a $1.9 million improvement compared with a net loss of $12.9 million in the second quarter of 2022
●
Adjusted EBITDA* grew to $51.3 million for the quarter, or 39.1% of revenue, an increase of $11.5 million compared with the second quarter of 2022
●
Cash flow from operations of $25.1 million and Adjusted Unlevered Free Cash Flow* of $37.1 million, up $16.5 million and $20.9 million, respectively, compared with the second quarter of 2022
●
Remaining Performance Obligations (RPOs) were $853.6 million, the Company's best RPO level ever, driven by a significant number of successful renewals as we reached the three-year anniversary of COVID-19

*See “Non-GAAP Financial Measures” for information regarding the Company’s use of non-GAAP financial measures as well as reconciliations to the most closely comparable GAAP measures in this press release.

Business and Operating Highlights:

●
Duke University selected Canvas learning management system (“LMS”) to power innovative instruction and learning experiences across its learning institution. The decision represents a significant investment in the entire Instructure Learning Platform, with implementations of Canvas LMS, Impact, Canvas Studio and Canvas Credentials to transform teaching and learning at the university. Duke's Office of Teaching and Learning spearheaded this transition to bolster their vision of being a front-runner in life-long non-traditional education. With this deeper partnership with Duke, each of the top ten U.S. universities now use Canvas LMS.

●
Ohio University selected Canvas LMS as part of a major initiative to transform and modernize its learning experience and increase student success, switching from a legacy system. The university's main campus in Athens and five regional campuses will implement Canvas alongside Impact by Instructure, a data and analytics solution that improves adoption and evaluates the impact of edtech, as part of its migration to the Instructure Learning Platform.

●
The Charlotte-Mecklenburg Schools, a long-time Canvas and MasteryConnect customer, selected Mastery View Predictive Assessments in the quarter, helping fuel cross sales. Based in North Carolina, Charlotte-Mecklenburg selected Instructure's assessment tool because of the rigor and accuracy of the solution, which provides better insight into student growth.

●
Austrian-based University for Continuing Education Krems, the leading public university for continuing education in Europe, became a new customer in the second quarter, migrating its LMS platform from a legacy European-based provider. The institution recognized that demographics were creating a skills gap between the workforce and graduates, and that the average retirement age was increasing. Canvas LMS allows them to meet this challenge and serve traditional and non-traditional students alike. The relationship also provides Krems an advantage in meeting stringent privacy standards as a result of Instructure's commitment to protecting student data and reducing the regulatory burden.

Business Outlook

Based on information as of today, July 31, 2023, the Company is issuing the following financial guidance.

Third Quarter Fiscal 2023:

●
Revenue is expected to be in the range of $132.0 million to $133.0 million
●
Non-GAAP operating income* is expected to be in the range of $51.2 million to $52.2 million
●
Adjusted EBITDA* is expected to be in the range of $52.5 million to $53.5 million
●
Non-GAAP net income* is expected to be in the range of $29.1 million to $30.1 million

Full Year 2023:

●
Revenue is expected to be in the range of $524.0 million to $528.0 million
●
Non-GAAP operating income* is expected to be in the range of $198.5 million to $202.5 million
●
Adjusted EBITDA* is expected to be in the range of $203.5 million to $207.5 million
●
Non-GAAP net income* is expected to be in the range of $113.0 million to $117.0 million
●
Adjusted Unlevered Free Cash Flow* is expected to be in the range of $207.0 million to $211.0 million

*Non-GAAP operating income, Adjusted EBITDA, non-GAAP net income and Adjusted Unlevered Free Cash Flow are non-GAAP measures. Instructure is unable to provide guidance, or a reconciliation, for operating loss and net loss, the most closely comparable GAAP measures with respect to non-GAAP operating income, Adjusted EBITDA and non-GAAP net income, and net cash provided by (used in) operating activities, the most closely comparable measure with respect to Adjusted Unlevered Free Cash Flow, because Instructure cannot provide a meaningful or accurate calculation or estimation of certain reconciling items without unreasonable effort. This is due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including stock-based compensation and amortization of acquisition-related intangibles. Thus, Instructure is unable to present a quantitative reconciliation of non-GAAP guidance to GAAP guidance because such information is not available.

Effective January 1, 2022, Instructure adopted ASU No. 2021-08, Business Combinations (Topic 805), which requires that an entity (acquirer) recognize and measure contract assets and contract liabilities acquired in a business combination in accordance with Revenue from Contracts with Customers (Topic 606). As a result, Instructure will no longer present guidance for ACR because GAAP revenue and ACR have now converged.

Conference Call Information

Instructure’s management team will hold a conference call to discuss our second quarter ended June 30, 2023 results today, July 31, 2023 at 5:00 p.m. ET. The conference call can be accessed by dialing (888) 330-2384 from the United States and Canada or (240) 789-2701 internationally with conference ID 1348899. A live webcast and replay of the conference call can be accessed from the investor relations page of Instructure’s website at ir.instructure.com. An archived replay of the webcast will be available following the conclusion of the call.

About Instructure

Instructure (NYSE: INST) is an education technology company dedicated to elevating student success, amplifying the power of teaching, and inspiring everyone to learn together. Today the Instructure Learning Platform supports tens of millions of educators and learners around the world. Learn more at www.instructure.com.

Non-GAAP Financial Measures

Instructure has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). In addition to Instructure’s results determined in accordance with GAAP, Instructure believes the following non-GAAP measures are useful in evaluating its operating performance and liquidity. Instructure believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.

A reconciliation of Instructure’s historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

ACR. We define ACR as the combined receipts of our Company and companies that we have acquired allocated to the period of service delivery. We calculate ACR as the sum of (i) revenue and (ii) the impact of fair value adjustments to acquired unearned revenue related to Thoma Bravo’s acquisition of Instructure (the “Take-Private Transaction”) and the Certica Holdings, LLC (“Certica”), Eesysoft Software International B.V. (which was rebranded to “Impact by Instructure” or “Impact” subsequent to acquisition), and Kimono LLC (which was rebranded to “Elevate Data Sync” subsequent to acquisition) acquisitions where we do not believe such adjustments are reflective of our ongoing operations. Management uses this measure to evaluate the organic growth of the business period over period, as if the Company had operated as a single entity and excluding the impact of acquisitions or adjustments due to purchase accounting.

Non-GAAP Operating Income. We define non-GAAP operating income as loss from operations excluding the impact of stock-based compensation, transaction costs, sponsor costs, other non-recurring costs, amortization of acquisition-related intangibles, and the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and the Certica, Impact, and Elevate Data Sync acquisitions that we do not believe are reflective of our ongoing operations. We believe non-GAAP operating income is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Non-GAAP Net Income. We define non-GAAP net income as net loss excluding the impact of stock-based compensation, amortization of acquisition-related intangibles, the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and the Certica, Impact, and Elevate Data Sync acquisitions, transaction costs, sponsor costs, other non-recurring costs, and effects of foreign currency transaction (gains) and losses that we do not believe are reflective of our ongoing operations. The tax effects of the adjustments are calculated using the statutory tax rate, taking into consideration the nature of the item and the relevant taxing jurisdiction. We believe Non-GAAP net income is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Basic non-GAAP net income per common share attributable to common stockholders is computed by dividing non-GAAP net income attributable to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted non-GAAP net income per common share attributable to common stockholders is computed by giving effect to all potentially dilutive common stock equivalents outstanding for the period.

Adjusted EBITDA; Adjusted EBITDA Margin. EBITDA is defined as earnings before debt-related costs, including interest and loss on debt extinguishment, benefit for taxes, depreciation, and amortization. We further adjust EBITDA to exclude certain items of a significant or unusual nature, including stock-based compensation, transaction costs, sponsor costs, other non-recurring costs, effects of foreign currency transaction (gains) and losses, amortization of acquisition-related intangibles, and the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and the Certica, Impact, and Elevate Data Sync acquisitions. Although we exclude the amortization of acquisition-related intangibles from this non-GAAP measure, management believes that it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by ACR.

Free Cash Flow, Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow. We define free cash flow as net cash provided by (used in) operating activities less purchases of property and equipment and intangible assets, net of proceeds from disposals of property and equipment. We define unlevered free cash flow as free cash flow adjusted for cash paid for interest on outstanding debt and cash settled stock-based compensation. We define adjusted unlevered free cash flow as unlevered free cash flow adjusted for transaction costs, sponsor costs, impaired leases, and other non-recurring costs paid in cash. We believe free cash flow, unlevered free cash flow and adjusted unlevered free cash flow facilitate period-to-period comparisons of liquidity. We consider free cash flow, unlevered free cash flow and adjusted unlevered free cash flow to be important measures because they measure the amount of cash we generate and reflect changes in working capital.

Non-GAAP Cost of Revenue and Non-GAAP Operating Expenses. We define non-GAAP cost of revenue and non-GAAP operating expenses as GAAP cost of revenue and GAAP operating expenses, respectively, excluding the impact of stock-based compensation, transaction costs, sponsor costs, other non-recurring costs, and amortization of acquisition-related intangibles that we do not believe are reflective of our ongoing operations. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measures, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Non-GAAP Gross Profit; Non-GAAP Gross Profit Margin. We define non-GAAP gross profit as gross profit excluding the impact of stock-based compensation, transaction costs, other non-recurring costs, amortization of acquisition-related intangibles, and fair value adjustments to deferred revenue in connection with purchase accounting that we do not believe are reflective of our ongoing operations. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Non-GAAP Gross Profit Margin is defined as Non-GAAP gross profit divided by ACR.

Net debt. We define net debt as total debt, net of debt discounts, less cash, cash equivalents, and restricted cash. Management uses this supplemental non-GAAP measure to evaluate the Company’s leverage.

Forward-Looking Statements

This press release contains, and statements made during the above referenced conference call will contain, “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s financial guidance for the third quarter of 2023 and for the full year ending December 31, 2023, the Company’s growth, customer demand and application adoption, the Company’s research and development efforts and future application releases, the Company’s business strategy and the Company’s expectations regarding future revenue, expenses, cash flows and net income or loss.

These statements are not guarantees of future performance, but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: risks associated with the continued economic uncertainty, including record-high inflation, supply chain challenges, labor shortages, high interest rates, foreign currency exchange volatility, concerns of economic slowdown or recession and reduced spending by customers; failure to continue our recent growth rates; risks associated with future stimulus packages approved by the U.S. federal government; our ability to acquire new customers and successfully retain existing customers; the effects of increased usage of, or interruptions or performance problems associated with, our learning platform; the impact on our business and prospects from pandemics; our history of losses and expectation that we will not be profitable for the foreseeable future; the impact of adverse general and industry-specific economic and market conditions; failure to manage our growth effectively; and changes in the spending policies or budget priorities for government funding of Higher Education and K-12 institutions.

These and other important risk factors are described more fully in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Report on Form 10-Q and other documents filed with the Securities and Exchange Commission and could cause actual results to vary from expectations. All information provided in this press release and in the conference call is as of the date hereof and Instructure undertakes no duty to update this information except as required by law.

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
	June 30, 2023	December 31, 2022
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$126,003	$185,954
Accounts receivable—net	208,366	71,428
Prepaid expenses	31,781	11,120
Deferred commissions	14,590	13,390
Other current assets	3,502	3,144
Total current assets	384,242	285,036
Property and equipment, net	12,836	12,380
Right-of-use assets	11,272	13,575
Goodwill	1,266,402	1,266,402
Intangible assets, net	471,186	542,679
Noncurrent prepaid expenses	6,413	871
Deferred commissions, net of current portion	15,759	18,781
Deferred tax assets	8,126	8,143
Other assets	5,152	5,622
Total assets	$2,181,388	$2,153,489
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$13,465	$18,792
Accrued liabilities	32,020	28,483
Lease liabilities	7,167	7,205
Long-term debt, current	4,013	4,013
Deferred revenue	317,439	275,564
Total current liabilities	374,104	334,057
Long-term debt, net of current portion	484,382	486,471
Deferred revenue, net of current portion	13,299	13,816
Lease liabilities, net of current portion	12,897	16,610
Deferred tax liabilities	20,279	24,702
Other long-term liabilities	1,310	1,706
Total liabilities	906,271	877,362
Stockholders’ equity:
Common stock	1,440	1,429
Additional paid-in capital	1,597,409	1,575,600
Accumulated deficit	(323,732)	(300,902)
Total stockholders’ equity	1,275,117	1,276,127
Total liabilities and stockholders’ equity	$2,181,388	$2,153,489

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands, except per share data)
	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
	(unaudited)		(unaudited)
Revenue:
Subscription and support	$118,569	$102,905	$237,049	$206,397
Professional services and other	12,501	11,672	22,864	21,642
Total revenue	131,070	114,577	259,913	228,039
Cost of revenue:
Subscription and support	38,377	35,868	77,187	71,414
Professional services and other	6,912	6,530	13,934	11,995
Total cost of revenue	45,289	42,398	91,121	83,409
Gross profit	85,781	72,179	168,792	144,630
Operating expenses:
Sales and marketing	52,159	45,885	103,009	89,206
Research and development	21,482	18,669	45,184	35,870
General and administrative	14,218	14,253	28,591	29,869
Total operating expenses	87,859	78,807	176,784	154,945
Loss from operations	(2,078)	(6,628)	(7,992)	(10,315)
Other income (expense):
Interest income	320	27	1,661	63
Interest expense	(10,289)	(4,611)	(19,774)	(9,164)
Other income (expense)	402	(3,417)	478	(3,111)
Total other income (expense), net	(9,567)	(8,001)	(17,635)	(12,212)
Loss before income taxes	(11,645)	(14,629)	(25,627)	(22,527)
Income tax benefit	672	1,710	2,797	4,063
Net loss and comprehensive loss	$(10,973)	$(12,919)	$(22,830)	$(18,464)
Net loss per common share, basic and diluted	$(0.08)	$(0.09)	$(0.16)	$(0.13)
Weighted-average common shares used in computing basic and diluted net loss per common share	143,647	141,534	143,381	141,244

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
	(unaudited)		(unaudited)
Operating Activities:
Net loss	$(10,973)	$(12,919)	$(22,830)	$(18,464)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation of property and equipment	1,092	1,053	2,295	2,057
Amortization of intangible assets	35,744	34,193	71,493	67,934
Amortization of deferred financing costs	295	293	589	587
Stock-based compensation	11,676	8,158	21,311	15,971
Deferred income taxes	(1,347)	(2,011)	(4,406)	(5,422)
Other	(82)	3,173	184	2,599
Changes in assets and liabilities:
Accounts receivable, net	(144,963)	(130,095)	(137,334)	(115,316)
Prepaid expenses and other assets	12,877	13,557	(26,680)	(21,176)
Deferred commissions	878	(108)	1,822	196
Right-of-use assets	1,312	1,213	2,303	2,410
Accounts payable and accrued liabilities	5,459	2,615	(1,718)	(9,131)
Deferred revenue	115,016	91,781	41,358	25,080
Lease liabilities	(1,839)	(2,019)	(3,751)	(3,487)
Other liabilities	(72)	(265)	(396)	(1,378)
Net cash provided by (used in) operating activities	25,073	8,619	(55,760)	(57,540)
Investing Activities:
Purchases of property and equipment	(1,573)	(2,082)	(2,900)	(3,415)
Proceeds from sale of property and equipment	29	14	35	36
Business acquisitions, net of cash acquired	—	(19,484)	—	(19,484)
Net cash used in investing activities	(1,544)	(21,552)	(2,865)	(22,863)
Financing Activities:
Proceeds from issuance of common stock from employee equity plans	—	—	3,295	4,076
Shares repurchased for tax withholdings on vesting of restricted stock units	(1,709)	(425)	(2,988)	(1,688)
Repayments of long-term debt	(1,250)	(1,250)	(2,500)	(1,250)
Payments of financing costs	(84)	—	(84)	—
Net cash provided by (used in) financing activities	(3,043)	(1,675)	(2,277)	1,138
Foreign currency impacts on cash, cash equivalents and restricted cash	241	(3,095)	457	(2,291)
Net increase (decrease) in cash, cash equivalents and restricted cash	20,727	(17,703)	(60,445)	(81,556)
Cash, cash equivalents and restricted cash, beginning of period	109,094	105,299	190,266	169,152
Cash, cash equivalents and restricted cash, end of period	$129,821	$87,596	$129,821	$87,596
Supplemental cash flow disclosure:
Cash paid for taxes	$1,638	$2,706	$1,819	$2,775
Interest paid	$9,578	$4,342	$17,674	$5,766
Non-cash investing and financing activities:
Capital expenditures incurred but not yet paid	$138	$189	$138	$189

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ALLOCATED COMBINED RECEIPTS
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Revenue	$131,070	$114,577	$259,913	$228,039
Fair value adjustments to deferred revenue in connection with purchase accounting	—	331	—	830
Allocated combined receipts	$131,070	$114,908	$259,913	$228,869

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Loss from operations	$(2,078)	$(6,628)	$(7,992)	$(10,315)
Stock-based compensation	11,856	9,387	21,866	18,863
Transaction costs(1)	2,317	927	6,153	2,351
Sponsor costs(2)	24	169	82	303
Other non-recurring costs(3)	2,292	292	5,741	1,204
Amortization of acquisition-related intangibles	35,744	34,191	71,492	67,930
Fair value adjustments to deferred revenue in connection with purchase accounting	—	331	—	830
Non-GAAP operating income	$50,155	$38,669	$97,342	$81,166

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ADJUSTED EBITDA
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Net loss	$(10,973)	$(12,919)	$(22,830)	$(18,464)
Interest on outstanding debt	10,287	4,608	19,772	9,161
Benefit for taxes	(672)	(1,710)	(2,797)	(4,063)
Depreciation	1,092	1,053	2,295	2,058
Amortization	—	2	2	4
Stock-based compensation	11,856	9,387	21,866	18,863
Transaction costs(1)	2,317	927	6,153	2,351
Sponsor costs(2)	24	169	82	303
Other non-recurring costs(4)	2,298	292	5,848	1,204
Effects of foreign currency transaction (gains) and losses	(397)	3,477	(748)	3,185
Amortization of acquisition-related intangibles	35,744	34,191	71,492	67,930
Interest income	(316)	—	(1,617)	—
Fair value adjustments to deferred revenue in connection with purchase accounting	—	331	—	830
Adjusted EBITDA	$51,260	$39,808	$99,518	$83,362

Net loss margin	(8.4)%	(11.3)%	(8.8)%	(8.1)%
Adjusted EBITDA margin	39.1%	34.6%	38.3%	36.4%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF FREE CASH FLOW, UNLEVERED FREE CASH FLOW & ADJUSTED UNLEVERED FREE CASH FLOW
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022

Net cash used in operating activities	$25,073	$8,619	$(55,760)	$(57,540)
Purchases of property and equipment	(1,573)	(2,082)	(2,900)	(3,415)
Proceeds from disposals of property and equipment	29	14	35	36
Free cash flow	$23,529	$6,551	$(58,625)	$(60,919)
Cash paid for interest on outstanding debt	9,578	4,342	17,674	5,766
Cash settled stock-based compensation	183	1,228	557	2,892
Unlevered free cash flow	$33,290	$12,121	$(40,394)	$(52,261)
Transaction costs(1)	1,611	2,580	8,365	5,242
Sponsor costs(2)	32	191	89	241
Impaired leases	488	970	833	970
Other non-recurring costs(5)	1,641	292	4,810	1,458
Adjusted unlevered free cash flow	$37,062	$16,154	$(26,297)	$(44,350)

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP NET INCOME
(in thousands, except per share data)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Net loss	$(10,973)	$(12,919)	$(22,830)	$(18,464)
Stock-based compensation	11,856	9,387	21,866	18,863
Amortization of acquisition-related intangibles	35,744	34,191	71,492	67,930
Fair value adjustments to deferred revenue in connection with purchase accounting	—	331	—	830
Transaction costs(1)	2,317	927	6,153	2,351
Sponsor costs(2)	24	169	82	303
Other non-recurring costs(4)	2,298	292	5,848	1,204
Effects of foreign currency transaction (gains) and losses	(397)	3,477	(748)	3,185
Tax effects of adjustments(6)	(12,895)	(12,015)	(26,013)	(23,436)
Non-GAAP net income	$27,974	$23,840	$55,850	$52,766
Non-GAAP net income per common share, basic	$0.19	$0.17	$0.39	$0.37
Non-GAAP net income per common share, diluted	$0.19	$0.17	$0.39	$0.37
Weighted average common shares used in computing basic Non-GAAP net income per common share	143,647	141,534	143,381	141,244
Weighted average common shares used in computing diluted Non-GAAP net income per common share	145,150	142,847	144,979	142,844

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP GROSS PROFIT
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Gross profit	$85,781	$72,179	$168,792	$144,630
Stock-based compensation	1,096	790	1,889	1,448
Transaction costs(1)	495	35	675	79
Other non-recurring costs	508	15	847	34
Amortization of acquisition-related intangibles	16,265	15,859	32,338	31,549
Fair value adjustments to deferred revenue in connection with purchase accounting	—	331	—	830
Non-GAAP gross profit	$104,145	$89,209	$204,541	$178,570

GAAP gross margin	65.4%	63.0%	64.9%	63.4%
Non-GAAP gross margin	79.5%	77.6%	78.7%	78.0%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NET DEBT
(in thousands)
(unaudited)
	June 30, 2023	December 31, 2022
Long-term debt, current	$4,013	$4,013
Long-term debt, net of current portion	484,382	486,471
Cash, cash equivalents and restricted cash	(129,821)	(190,266)
Net debt	$358,574	$300,218

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF TRAILING TWELVE MONTHS NON-GAAP ADJUSTED EBITDA
(in thousands)
(unaudited)
	Three months ended June 30,	Three months ended March 31,	Three months ended December 31,	Three months ended September 30,
	2023	2023	2022	2022
Net loss	$(10,973)	$(11,857)	$(5,723)	$(10,055)
Interest on outstanding debt	10,287	9,485	8,257	7,173
Benefit for taxes	(672)	(2,125)	(1,013)	(3,056)
Depreciation	1,092	1,203	1,346	1,087
Amortization	—	2	2	2
Stock-based compensation	11,856	10,010	10,856	10,060
Transaction costs(1)	2,317	3,836	4,206	2,565
Sponsor costs(2)	24	58	66	148
Other non-recurring costs(7)	2,298	3,550	630	1,531
Effects of foreign currency transaction (gains) and losses	(397)	(351)	(4,536)	3,865
Amortization of acquisition-related intangibles	35,744	35,748	34,520	34,260
Interest income	(316)	(1,301)	—	—
Fair value adjustments to deferred revenue in connection with purchase accounting	—	—	13	25
Adjusted EBITDA	$51,260	$48,258	$48,624	$47,605

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended June 30, 2023
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction Costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$38,377	$(474)	$(487)	$(502)	$(16,265)	$20,649
Professional services and other	6,912	(622)	(8)	(6)	—	6,276
Total cost of revenue	$45,289	$(1,096)	$(495)	$(508)	$(16,265)	$26,925

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended June 30, 2022
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction Costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$35,868	$(325)	$—	$(9)	$(15,859)	$19,675
Professional services and other	6,530	(465)	(35)	(6)	—	6,024
Total cost of revenue	$42,398	$(790)	$(35)	$(15)	$(15,859)	$25,699

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Six Months Ended June 30, 2023
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction Costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$77,187	$(853)	$(647)	$(636)	$(32,338)	$42,713
Professional services and other	13,934	(1,036)	(28)	(211)	—	12,659
Total cost of revenue	$91,121	$(1,889)	$(675)	$(847)	$(32,338)	$55,372

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Six Months Ended June 30, 2022
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction Costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$71,414	$(607)	$—	$(18)	$(31,549)	$39,240
Professional services and other	11,995	(841)	(79)	(16)	—	11,059
Total cost of revenue	$83,409	$(1,448)	$(79)	$(34)	$(31,549)	$50,299

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended June 30, 2023
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction costs	Sponsor costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of Revenue
Operating expenses:
Sales and marketing	$52,159	$(3,469)	$(1,138)	$—	$(472)	$(19,475)	$27,605	39.8%	21.1%
Research and development	21,482	(3,480)	(552)	—	(862)	(4)	16,584	16.4%	12.7%
General and administrative	14,218	(3,811)	(132)	(24)	(450)	—	9,801	10.8%	7.5%
Total operating expenses	$87,859	$(10,760)	$(1,822)	$(24)	$(1,784)	$(19,479)	$53,990	67.0%	41.3%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended June 30, 2022
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction costs	Sponsor costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of Revenue
Operating expenses:
Sales and marketing	$45,885	$(2,772)	$(18)	$—	$(92)	$(18,332)	$24,671	40.0%	21.5%
Research and development	18,669	(2,686)	(437)	—	(65)	—	15,481	16.3%	13.5%
General and administrative	14,253	(3,139)	(438)	(169)	(119)	—	10,388	12.4%	9.1%
Total operating expenses	$78,807	$(8,597)	$(893)	$(169)	$(276)	$(18,332)	$50,540	68.7%	44.1%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Six Months Ended June 30, 2023
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction costs	Sponsor costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of Revenue
Operating expenses:
Sales and marketing	$103,009	$(5,997)	$(1,766)	$—	$(1,603)	$(39,145)	$54,498	39.6%	21.0%
Research and development	45,184	(6,654)	(2,793)	—	(2,189)	(9)	33,539	17.4%	12.9%
General and administrative	28,591	(7,326)	(919)	(82)	(1,102)	—	19,162	11.0%	7.4%
Total operating expenses	$176,784	$(19,977)	$(5,478)	$(82)	$(4,894)	$(39,154)	$107,199	68.0%	41.3%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Six Months Ended June 30, 2022
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Transaction costs	Sponsor costs	Other non-recurring costs	Amortization of acquired intangibles	Non-GAAP	GAAP % of revenue	Non-GAAP % of Revenue
Operating expenses:
Sales and marketing	$89,206	$(5,349)	$(27)	$—	$(363)	$(36,381)	$47,086	39.1%	20.6%
Research and development	35,870	(5,226)	(534)	—	(258)	—	29,852	15.7%	13.1%
General and administrative	29,869	(6,840)	(1,711)	(303)	(549)	—	20,466	13.1%	9.0%
Total operating expenses	$154,945	$(17,415)	$(2,272)	$(303)	$(1,170)	$(36,381)	$97,404	67.9%	42.7%

FOOTNOTES

(1) Represents expenses incurred with third parties as part of the Company’s merger and acquisition activity, including due diligence, closing and post-close integration activities.

(2) Represents expenses incurred for services provided by Thoma Bravo and their affiliates.

(3) Includes other non-recurring costs as follows (in thousands):	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Contract modification fees	491	—	606	230
Employee severance	526	265	2,385	330
Workforce realignment costs	725	—	1,785	354
Other insignificant non-recurring costs	550	27	965	290
Total other non-recurring costs	$2,292	$292	$5,741	$1,204

(4) Includes other non-recurring costs as follows (in thousands):	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Loss on exit of leased properties	6	—	107	—
Contract modification fees	491	—	606	230
Employee severance	526	265	2,385	330
Workforce realignment costs	725	—	1,785	354
Other insignificant non-recurring costs	550	27	965	290
Total other non-recurring costs	$2,298	$292	$5,848	$1,204

(5) Includes other non-recurring costs paid in cash as follows (in thousands):	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Employee severance	$506	$254	$2,175	$319
Workforce realignment costs	725	—	1,785	215
Other insignificant non-recurring costs	410	38	850	924
Total other non-recurring costs paid in cash	$1,641	$292	$4,810	$1,458

(6) During the fourth quarter of 2022, we revised the methodology for calculating Non-GAAP Net Income (see Non-GAAP Financial Measures above for details). The table above includes the tax effects of the adjustments calculated by using the statutory tax rate, taking into consideration the nature of the item and the relevant taxing jurisdiction.

(7) Includes other non-recurring costs as follows (in thousands):	Three months ended June 30,	Three months ended March 31,	Three months ended December 31,	Three months ended September 30,
	2023	2023	2022	2022
Loss on exit of leased properties	6	101	—	—
Contract modification fees	491	115	—	—
Employee severance	526	1,859	195	219
Workforce realignment costs	725	1,060	267	767
Other insignificant non-recurring costs	550	415	168	545
Total other non-recurring costs	$2,298	$3,550	$630	$1,531

For More Information:

Media Relations:
Brian Watkins
Corporate Communications
Instructure
(801) 610-9722
brian.watkins@instructure.com

Investor Relations:
David Banks
Investor Relations
Instructure
(262) 825-8388
david.banks@instructure.com